Exhibit 99.1
Luminar Provides Q2 Update; Raises Guidance
Increasing Growth Rate for Major Commercial Program Wins and Order Book; Raising Revenue Guidance
Orlando, Fla. — August 8, 2022 — Luminar (NASDAQ: LAZR), a leading global automotive technology company, announced its quarterly business update and financial results for the second quarter of 2022, ended June 30, 2022. The company reported $9.9 million of Q2 revenue, ahead of company expectations and up 57% YoY.

“The most advanced automakers’ demand for Luminar is further increasing as we continue to successfully execute on their programs and build further conviction,” said Austin Russell, Founder and CEO. “As we prepare for the upcoming series production launch of Iris at the existing production facilities with our partners, we are also now planning the build-out of a larger, fully dedicated and automated facility. This will support the accelerated business, which is driving our increased guidance.”

Today, Luminar released its quarterly Path to Series Production video update, which can be viewed at: www.luminartech.com/path. The video spotlights the company’s continued progress on industrialization for automotive series production. This update highlights increasing factory automation and capacity for a new facility to support higher expected volumes in the years ahead.

Luminar’s Major 2022 Milestones - Q2 Highlights:
Luminar is on track to meet or beat all four of its key 2022 business milestones.

1.Iris Industrialization for Series Production: Luminar remains on track to meet its target of achieving series production readiness for Iris lidar and core software by the end of 2022. In the second quarter, Luminar began preparing for a new higher-volume, fully dedicated manufacturing facility with Celestica, which will feature increased levels of automation and drive scalable capacity to serve increasing demand.
2.Software: Luminar remains on track to a beta release of Sentinel by the end of 2022. In Q2, Luminar conducted live demo drives at TechCrunch Mobility, demonstrating the higher-confidence detection and collision-avoidance capability of lidar-based Proactive Safety™ compared to today’s camera and radar-based ADAS systems.
3.Commercial Programs: Luminar is raising full-year guidance for growth of major commercial program wins from 40% to 60% YoY growth. In Q2, Luminar successfully completed the first phase of another major OEM program. Luminar also announced a collaboration with ECARX1, a global mobility tech company and key strategic partner to various Geely ecosystem brands, to advance the adoption of lidar-based vehicle safety and autonomy in China and beyond.
4.Forward-Looking Order Book: Luminar is raising full-year guidance for growth of its forward-looking order book from 40% YoY to 60% YoY growth.

Key Q2 2022 Financials:
Luminar exceeded its financial expectations and maintains a strong balance sheet for accelerating business growth and reaching positive cash flow.

•Revenue: Q2 revenue of $9.9 million, ahead of company expectations and up 57% YoY, and 45% compared to the prior quarter.
•GAAP and Non-GAAP net loss: Q2 GAAP net loss was $95.2 million, or $(0.27) per share; Q2 Non-GAAP net loss was $65.0 million, or $(0.18) per share.
•Cash, Cash Equivalents and Marketable Securities were $605.3 million as of June 30, 2022. Q2 cash spend (operating cash flow less capital expenditures) was $56.5 million. During the quarter, the company repurchased $37.0 million of its shares. Maintaining prior cash spend guidance of 2022 cash spend moderately higher than 2021 ($155 million).
•Full-Year 2022 Financial Outlook: Raising full-year 2022 revenue outlook to $40 million to $45 million, up from $40 million.

1 See press release: https://www.luminartech.com/ecarx/

Webcast Details:
Founder and CEO Austin Russell and CFO Tom Fennimore will host a video webcast, featuring a business update followed by a live Q&A session.

•What: video webcast featuring quarterly business and financial update and live Q&A
•Date: today, August 8, 2022
•Time: 2:00 p.m. PDT (5:00 p.m. EDT)

A live webcast of the event will be available on Luminar’s investor site at https://luminartech.com/quarterlyreview. A replay of the webcast will be available following the presentation. For additional information or to be added to our investor distribution list, please visit us at https://investors.luminartech.com/ir-resources/email-alerts.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release contains certain non-GAAP financial measures. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Luminar considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company, exclusive of factors that do not directly affect what we consider to be our core operating performance, as well as unusual events. The Company’s management uses these measures to (i) illustrate underlying trends in the Company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the Company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented only as supplemental information for purposes of understanding the Company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP.

This release includes non-GAAP financial measures, including non-GAAP net loss, Order Book, and Cash Spend. Non-GAAP net loss is defined as GAAP net loss plus stock-based compensation expense, plus amortization of intangible assets, plus legal reserve related to employee matters, plus transaction costs relating to acquisition activities, plus expenses related to registration statement on Form S-1 on behalf of selling stockholders, plus change in fair value of warrant liabilities, plus benefit from income taxes.

Order Book is defined as the forward-looking cumulative sales estimates of Luminar’s hardware and software products over the lifetime of given programs which Luminar’s technology is integrated into or provided for, based primarily on projected/actual contractual pricing terms and good faith estimates of “take rates” of Luminar’s technology on vehicles. Such anticipated programs and volumes/take rates are based on commitments by our partners that are dependent on successful performance through development and validation and entering definitive purchase orders for series production, which may change for a variety of reasons as disclosed herein and other SEC filings, including, without limitation, the risks set forth in the “Forward-Looking Statements” section below. Customer production vehicle volume estimates (and take rates when applicable) are largely sourced from (i) the OEM/customer, (ii) IHS Markit or other third party estimates, and/or (iii) Luminar’s management good faith estimates.

Luminar defines a “major win” as a written agreement with a major industry player, including based on their past experience in high volume production, leadership in autonomy, or market leadership, that selects our technology for what is expected to be a significant commercial program, including OEM series production programs. We only include major commercial wins, disclosed or undisclosed, in our forward-looking order book calculation, which are subject to the risks set forth in the “Forward-Looking Statements” section below.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “aims,” “believe,” “may,” “will,” “estimate,” “set,” “continue,” “towards,” “anticipate,” “intend,” “expect,” “should,” “would,” “forward,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the expected achievement and timing of series production readiness for Iris lidar and core software, the expected timing and impact of the new, high-volume manufacturing facility, the expected timing of a Sentinel beta, the expected growth in 2022 of Luminar’s forward-looking order book and major commercial wins, and expectations for 2022 revenue growth and cash expenditure. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Luminar's management and are not guarantees of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including the risks discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Luminar’s most recently filed periodic reports on Form 10-K and Form 10-Q, and other documents Luminar files with the SEC in the future. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Luminar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release.

About Luminar

Luminar is a global automotive technology company ushering in a new era of vehicle safety and autonomy. For the past decade, Luminar has built an advanced hardware and software platform to enable its more than 50 industry partners, including the majority of global automotive OEMs. From Volvo Cars and Mercedes-Benz for consumer vehicles and Daimler Trucks for commercial trucks, to tech partners NVIDIA and Intel’s Mobileye, Luminar is poised to be the first automotive technology company to enable next-generation safety and autonomous capabilities for production vehicles. For more information please visit www.luminartech.com.

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	June 30, 2022	December 31, 2021
ASSETS
Current Assets:
Cash and cash equivalents	$76,717	$329,977
Restricted cash	980	725
Marketable securities	528,548	462,141
Accounts receivable	9,279	13,013
Inventory	9,349	10,342
Prepaid expenses and other current assets	46,178	29,195
Total current assets	671,051	845,393
Property and equipment, net	19,946	11,009
Operating lease right-of-use assets	17,447	9,145
Intangible assets, net	23,458	2,424
Goodwill	18,465	3,110
Other non-current assets	25,230	12,455
Total assets	$775,597	$883,536

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$20,119	$14,419
Accrued and other current liabilities	31,504	19,844
Operating lease liabilities	6,217	4,735
Total current liabilities	57,840	38,998
Warrant liabilities	4,351	31,230
Convertible senior notes	610,575	608,957
Operating lease liabilities, non-current	12,464	5,768
Other non-current liabilities	1,806	598
Total liabilities	687,036	685,551
Stockholders’ equity:
Class A common stock	28	27
Class B common stock	10	10
Additional paid-in capital	1,413,064	1,257,214
Accumulated other comprehensive loss	(6,005)	(908)
Treasury stock	(312,477)	(235,871)
Accumulated deficit	(1,006,059)	(822,487)
Total stockholders’ equity	88,561	197,985
Total liabilities and stockholders’ equity	$775,597	$883,536

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended June 30, 2022		Six Months Ended June 30, 2022
	2022	2021	2022	2021
Revenue:
Products	$1,798	$1,977	$3,339	$4,910
Services	8,134	4,332	13,448	6,712
Total revenue	9,932	6,309	16,787	11,622
Cost of sales:
Products	16,987	3,720	28,805	9,029
Services	11,105	4,133	15,941	6,463
Total cost of sales	28,092	7,853	44,746	15,492
Gross loss	(18,160)	(1,544)	(27,959)	(3,870)
Operating expenses:
Research and development	40,941	19,913	74,050	33,923
Sales and marketing	7,189	3,507	16,587	6,142
General and administrative	38,150	19,237	68,175	29,510
Total operating expenses	86,280	42,657	158,812	69,575
Loss from operations	(104,440)	(44,201)	(186,771)	(73,445)
Other income (expense), net:
Change in fair value of warrant liabilities	11,733	6,928	7,876	(39,721)
Interest expense and other	(3,148)	(288)	(6,428)	(488)
Interest income and other	603	731	2,142	901
Total other income (expense), net	9,188	7,371	3,590	(39,308)
Loss before provision (benefit from) for income taxes	(95,252)	(36,830)	(183,181)	(112,753)
Provision for (benefit from) income taxes	(13)	—	391	—
Net loss	$(95,239)	$(36,830)	$(183,572)	$(112,753)
Net loss per share:
Basic and diluted	$(0.27)	$(0.11)	$(0.52)	$(0.33)
Shares used in computing net loss per share:
Basic and diluted	352,054,529	340,255,023	350,378,494	336,641,349

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(183,572)	$(112,753)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,544	1,332
Noncash lease expense related to operating lease right-of-use assets	2,139	1,748
Amortization of premium on marketable securities	919	602
Change in fair value of warrants	(7,876)	39,721
Vendor stock-in lieu of cash program	19,916	—
Amortization of debt discount and issuance costs	1,618	—
Impairment of inventories	4,778	1,453
Share-based compensation	65,323	16,367
Product warranty and other	171	572
Changes in operating assets and liabilities:
Accounts receivable	7,038	3,527
Inventories	(2,814)	(2,640)
Prepaid expenses and other current assets	(2,417)	(8,469)
Other non-current assets	(532)	(1,490)
Accounts payable	7,392	854
Accrued and other current liabilities	1,106	2,652
Other non-current liabilities	(931)	(1,659)
Net cash used in operating activities	(85,198)	(58,183)
Cash flows from investing activities:
Acquisition of Freedom Photonics	(2,759)	—
Acquisition of Solfice assets	(2,001)	—
Purchases of marketable securities	(270,440)	(376,289)
Proceeds from maturities of marketable securities	147,053	169,619
Proceeds from sales of marketable securities	50,315	36,937
Purchases of property and equipment	(7,491)	(2,710)
Advances for capital projects and equipment	(1,673)	—
Net cash used in investing activities	(86,996)	(172,443)
Cash flows from financing activities:
Proceeds from exercise of warrants	—	153,927
Proceeds from exercise of stock options	1,791	2,812
Payments of employee taxes related to stock-based awards	(1,724)	(140)
Repurchase of common stock and redemption of warrants	(80,878)	(2)
Other financing activities	—	(276)
Net cash provided by (used in) financing activities	(80,811)	156,321
Net decrease in cash, cash equivalents and restricted cash	(253,005)	(74,305)
Beginning cash, cash equivalents and restricted cash	330,702	209,719
Ending cash, cash equivalents and restricted cash	$77,697	$135,414

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Cost of Sales to Non-GAAP Cost of Sales
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP cost of sales	$28,092	$7,853	$44,746	$15,492
Non-GAAP adjustments:
Stock-based compensation	(6,989)	(1,127)	(8,775)	(1,210)
Amortization of intangible assets	(259)	—	(303)	—
Non-GAAP cost of sales	$20,844	$6,726	$35,668	$14,282
LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Gross Loss to Non-GAAP Gross Loss
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP gross loss	$(18,160)	$(1,544)	$(27,959)	$(3,870)
Non-GAAP adjustments:
Stock-based compensation	6,989	1,127	8,775	1,210
Amortization of intangible assets	259	—	303	—
Non-GAAP gross loss	$(10,912)	$(417)	$(18,881)	$(2,660)
LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP operating expenses	$86,280	$42,657	$158,812	$69,575
Non-GAAP adjustments:
Stock-based compensation	(31,636)	(13,403)	(56,548)	(15,157)
Amortization of intangible assets	(534)	—	(553)	—
Reserve related to employee matters	(2,000)	—	(2,000)	—
Transaction costs relating to acquisition activities	(524)	—	(2,037)	—
Expenses related to registration statement on Form S-1 on behalf of selling stockholders	—	(1,521)	—	(1,982)
Non-GAAP operating expenses	$51,586	$27,733	$97,674	$52,436

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Net Loss to Non-GAAP Net Loss
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP net loss	$(95,239)	$(36,830)	$(183,572)	$(112,753)
Non-GAAP adjustments:
Stock-based compensation	38,625	14,530	65,323	16,367
Amortization of intangible assets	793	—	856	—
Legal reserve related to employee matters	2,000	—	2,000	—
Transaction costs relating to acquisition activities	524	—	2,037	—
Expenses related to registration statement on Form S-1 on behalf of selling stockholders	—	1,521	—	1,982
Change in fair value of warrant liabilities	(11,733)	(6,928)	(7,876)	39,721
Provision for income taxes	—	—	165	—
Non-GAAP net loss	$(65,030)	$(27,707)	$(121,067)	$(54,683)
GAAP net loss per share:
Basic and diluted	$(0.27)	$(0.11)	$(0.52)	$(0.33)
Non-GAAP net loss per share:
Basic and diluted	$(0.18)	$(0.08)	$(0.35)	$(0.16)
Shares used in computing GAAP net loss per share:
Basic and diluted	352,054,529	340,255,023	350,378,494	336,641,349
Shares used in computing Non-GAAP net loss per share:
Basic and diluted	352,054,529	340,255,023	350,378,494	336,641,349
LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Operating Cash Flow to Non-GAAP Free Cash Flow
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2022	2021
GAAP operating cash flow	$(85,198)	$(58,183)
Non-GAAP adjustments:
Capital expenditure	(9,164)	(2,710)
Non-GAAP free cash flow	$(94,362)	$(60,893)

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Summary of Stock-Based Compensation and Intangibles Amortization
(In thousands)
(Unaudited)

	Three Months Ended
	June 30, 2022		June 30, 2021
	Stock-Based Compensation	Intangibles Amortization	Stock-Based Compensation	Intangibles Amortization
Cost of Sales	$6,989	$259	$1,127	$—
Research and development	8,714	201	5,663	—
Sales and marketing	2,741	333	934	—
General and administrative	20,181	—	6,806	—
Total	$38,625	$793	$14,530	$—

	Six Months Ended
	June 30, 2022		June 30, 2021
	Stock-Based Compensation	Intangibles Amortization	Stock-Based Compensation	Intangibles Amortization
Cost of Sales	$8,775	$303	$1,210	$—
Research and development	15,816	201	6,425	—
Sales and marketing	5,609	352	1,120	—
General and administrative	35,123	—	7,612	—
Total	$65,323	$856	$16,367	$—

Contact Information
Media Relations:
Press@luminartech.com

Investor Relations:
Trey Campbell
trey.campbell@luminartech.com